Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator Emerging Markets 10 Buffer ETF™ – Quarterly

Innovator International Developed 10 Buffer ETF™ – Quarterly

Innovator Nasdaq-100 10 Buffer ETF™ – Quarterly

Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus
Dated February 27, 2024

September 30, 2024

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the Outcome Period of approximately three months. The current Outcome Period will end on September 30, 2024. Each Fund will commence a new Outcome Period that will begin on October 1, 2024 and end on December 31, 2024. An investment in each Fund over the course of the Outcome Period will be subject to such Fund’s Cap as set forth in the table below.

Fund Name	Ticker	Cap	Investment Objective
Innovator Emerging Markets 10 Buffer ETF™– Quarterly	EBUF	Gross: 4.86% Net: 4.63%*	The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the price return of the iShares MSCI Emerging Markets ETF, up to the upside cap of 4.86% (prior to taking into account management fees and other fees) while seeking to provide a buffer against the first 10% (prior to taking into account management fees and other fees) of iShares MSCI Emerging Markets ETF losses, over the period from October 1, 2024 through December 31, 2024.
Innovator International Developed 10 Buffer ETF™– Quarterly	IBUF	Gross: 4.18% Net: 3.96%*	The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the price return of the iShares MSCI EAFE ETF, up to the upside cap of 4.18% (prior to taking into account management fees and other fees) while seeking to provide a buffer against the first 10% (prior to taking into account management fees and other fees) of iShares MSCI EAFE ETF losses, over the period from October 1, 2024 through December 31, 2024.
Innovator Nasdaq-100 10 Buffer ETF™– Quarterly	QBUF	Gross: 4.56% Net: 4.36%*	The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the price return of the Invesco QQQ TrustSM, Series 1, up to the upside cap of 4.56% (prior to taking into account management fees and other fees) while seeking to provide a buffer against the first 10% (prior to taking into account management fees and other fees) of Invesco QQQ TrustSM, Series 1 losses, over the period from October 1, 2024 through December 31, 2024.
Innovator U.S. Small Cap 10 Buffer ETF™– Quarterly	RBUF	Gross: 5.41% Net: 5.21%*	The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the price return of the iShares Russell 2000 ETF, up to the upside cap of 5.41% (prior to taking into account management fees and other fees) while seeking to provide a buffer against the first 10% (prior to taking into account management fees and other fees) of iShares Russell 2000 ETF losses, over the period from October 1, 2024 through December 31, 2024.

*	Takes into account the Fund’s unitary management fee.

In connection with the onset of the new Outcome Period, each Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the investment objective set forth in the table above.

2.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to the new Outcome Period: October 1, 2024 through December 31, 2024.

3.	All references to the Cap for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference